Concentrations	6 Months Ended
Jun. 30, 2025
Concentrations [Abstract]
CONCENTRATIONS

NOTE 14 — CONCENTRATIONS

Customer concentration risk

For the six months ended June 30, 2025 and 2024, revenue from the Company’s top three customers accounted for 65% and 71% of total revenue, respectively. The largest customer contributed 37% and 47% of total revenue, the second largest contributed 15% and 12%, and the third largest contributed 13% and 12%, respectively. As of June 30, 2025 and December 31, 2024, accounts receivable from the largest customer represented 49% and 42% of total accounts receivable, respectively; accounts receivable from the second largest customer represented 18% and 17%, respectively.

Vendor concentration risk

For the six months ended June 30, 2025 and 2024, purchases from the Company’s largest supplier accounted for 22% and 22% of total purchases, respectively; purchases from the second largest supplier accounted for 13% and 15%, respectively; and purchases from the third largest supplier accounted for 12% and 12%, respectively. As of June 30, 2025, the Company had prepaid balances of $1,031,088 and $140,539 with its largest supplier and another supplier, representing 75% and 10% of the Company’s total prepaid expenses, respectively.

Exchange Rate Risks

The Company’s PRC subsidiaries may be exposed to significant foreign currency risks from fluctuations and the degree of volatility of foreign exchange rates between the U.S. Dollar and the RMB. As of June 30, 2025 and December 31, 2024, the RMB denominated cash and cash equivalents amounted to $918,462 and $903,228, respectively.

Concentration of Credit Risks

The Company’s operations are conducted in the People’s Republic of China (“PRC”). As such, the Company’s business, financial condition, and results of operations may be influenced by the political, economic, and legal environment in the PRC, as well as by the overall state of the PRC economy. The Company’s operations are subject to specific considerations and significant risks not typically associated with companies operating in North America. These risks include changes in governmental policies regarding laws and regulations, anti-inflationary measures, currency conversion and remittance restrictions, and tax rates and methods, among other factors. Such changes could have a material adverse effect on the Company’s results of operations and financial condition.

Financial instruments that potentially subject the Company to concentrations of credit risk include cash and accounts receivable arising from its normal business activities. The Company places its cash with financial institutions it believes to be creditworthy. All cash is maintained with state-owned banks in the PRC. Under PRC regulations, the maximum insured amount per financial institution per entity is approximately $70,000 (RMB 500,000). As of June 30, 2025 and December 31, 2024, the Company’s uninsured cash balances totaled approximately $515,000 and $546,000, respectively. The Company has not experienced any losses related to these bank deposits and believes it is not exposed to significant credit risk with respect to its cash balances.

The Company routinely evaluates the financial condition of its customers and establishes an allowance for doubtful accounts based on expected credit losses and other relevant risk factors. As a result, the Company believes its exposure to credit risk on accounts receivable, beyond the recorded allowance, is not significant.